LOAN AGREEMENT

            THIS LOAN AGREEMENT (the “Agreement”) is made and entered into this 25th day of January, 2016 (the “Effective Date”), by and between THE ALKALINE WATER COMPANY INC. (the “Borrower”) and TURNSTONE CAPITAL INC. (the “Lender”).

RECITALS:

WHEREAS:

            A.        The Borrower has applied to the Lender for a loan in the principal amount of $750,000.00 (the “Loan”);

            B.        The Loan is evidenced by a non-negotiable promissory note in the principal amount of $750,000.00 of even date herewith (the “Note”) executed by the Borrower and delivered to the Lender. The purpose of the Loan is to provide the Borrower with the monetary funds needed to fund the Borrower’s operations, and the Loan is to be unsecured except pursuant to an Escrow Agreement (the “Escrow Agreement”), pursuant to which a certificate representing the Escrowed Shares (as defined below) will be held in escrow; and

            C.        As an inducement for the Lender to enter into this Loan Agreement, the Borrower has agreed to issue to the Lender 1.5 million shares of common stock in the capital of the Company (the “Escrowed Shares”), a certificate of which will be held in escrow by Clark Wilson LLP pursuant to the Escrow Agreement and the Borrower hereby executes and delivers to the Lender this Agreement, the Note and the Escrow Agreement and the Lender hereby executes and delivers to the Borrower this Agreement and the Escrow Agreement. The Note, the Escrow Agreement, this Agreement, and all other documents executed in connection with the Loan and this Agreement are sometimes referred to herein as the “Loan Documents”.

AGREEMENT:

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed:

            1.        Loan. Subject to the terms and conditions hereof, the Lender agrees to loan to or for the benefit of the Borrower, in the manner and upon the terms and conditions set out in this Agreement, the principal amount of $750,000.00. Interest shall accrue on the foregoing principal amount at the rate of 15% per annum until paid in full.

            2.        Term. All sums due and payable under this Agreement shall be paid by the Borrower to the Lender on or before March 31, 2016 or such other later date as is mutually agreed upon by the Borrower and the Lender.

            3.        Conditions Precedent. The Lender’s obligation under this Agreement are subject to the following conditions precedent:

                       (a)        the Lender shall have received from the Borrower, in a form and substance satisfactory to the Lender, the duly executed documents, instruments, information, agreements, notes, guarantees, certificates, orders, authorizations, financing statements, and other such documents that the Lender may reasonably request;

                       (b)        will not incur any other indebtedness other than in the ordinary course of its business;

                       (c)        the representations and warranties of the Borrower set forth in Section 9 of this Agreement shall be true and correct in all material respects as of the date hereof;

                       (d)        the Lender shall have received, in form and substance satisfactory to the Lender, all information which the Lender has reasonably requested to conduct its due diligence on the Borrower; and

                       (e)        there shall not be pending or, to the best knowledge of the Borrower, threatened, any litigation, action, charge, claim, demand, suit, proceeding, petition, governmental investigation, or arbitration by, against, or affecting the Borrower or any of its subsidiaries or any property of the Borrower or any of its subsidiaries that has not been disclosed by the Borrower to the Lender in writing, and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation, or arbitration that, in the Lender’s opinion, would reasonably be expected to have a materially adverse effect upon the Borrower.

            4.        Covenants. The Borrower expressly covenants that, on the Effective Date and continuing at all times during the term of the Note, the Borrower:

                       (a)        will not be in default of any loans, notes or other indebtedness to any third party(ies);

                       (b)        will not be insolvent or otherwise preparing for nor intending to file a petition for bankruptcy under any chapter of the U.S. Bankruptcy Code; and

                       (c)        will not materially alter or change its current business organization, current business purpose nor otherwise amend or alter its corporate existence without the express written consent of the Lender, which consent shall be in the Lender’s sole and absolute discretion.

            5.        Escrow Agreement. The obligations of the Borrower to the Lender as evidenced by or provided for in the Loan Documents, and specifically including, without limitation, the obligations under the Note and this Agreement, shall be secured by the Escrow Agreement pursuant to which the Borrower shall deposit into escrow a certificate (the “Certificate”) representing 1.5 million shares of common stock in the capital of the Company issued in the name of the Lender. The Lender expressly covenants that unless the Certificate is released from escrow and delivered to the Lender in accordance with the Escrow Agreement, the Lender will not assign, transfer, hypothecate or grant any interest of any nature whatsoever to any Escrowed Shares to any third party(ies) without the express written consent of the Borrower, which consent shall be in the Borrower’s sole and absolute discretion

            6.        Securities Law. The Lender acknowledges that the Borrower has advised the Lender that the Borrower is issuing the Escrowed Shares to the Lender under exemptions from the registration requirements of the applicable federal and state securities laws of the United States. To evidence, among other things, the Lender’s eligibility for such exemption, the Lender shall deliver a fully completed and executed Certificate of Subscriber in the form attached hereto as Schedule “A” to the Company on the date of the execution of this Agreement and such certificate will be incorporated and form part of this Agreement.

            7.        Piggyback Registrations.

                       (a)        If the Certificate is released from escrow and delivered to the Lender in accordance with the Escrow Agreement and the Borrower determines to proceed with the preparation and filing with the Securities and Exchange Commission (the “SEC”) of a registration statement (the “Registration Statement”) relating to an offering for its own account or the account of others under the Securities Act of 1933 (the “1933 Act”) of any of its shares of common stock, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents, the Borrower shall send to the Lender written notice of such determination and, if within ten (10) days after receipt of such notice, the Lender shall so request in writing, the Borrower will cause the registration under the 1933 Act of the Escrowed Shares and (the “Registrable Securities”), provided that if at any time after giving written notice of its intention to register any of its shares of common stock and prior to the effective date of the registration statement filed in connection with such registration, the Borrower shall determine for any reason not to register or to delay registration of such shares of common stock, the Borrower may, at its election, give written notice of such determination to the Lender and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering the Registrable Securities for the same period as the delay in registering such other shares of common stock. The Borrower shall include in such registration statement all or any part of the Registrable Securities provided however that the Borrower shall not be required to register any Escrowed Shares that are eligible for sale pursuant to Rule 144 of the 1933 Act. Notwithstanding any other provision in this Section 7, if the Borrower receives a comment from the SEC which effectively results in the Borrower having to reduce the number of Registrable Securities included on such Registration Statement, then the Borrower may, in its sole discretion, reduce on a pro rata basis the number of Registrable Securities to be included in such Registration Statement.

                       (b)        In connection with each Registration Statement described in this Section 7, the Lender will furnish to the Borrower in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Borrower may require the Lender to furnish to the Borrower a certified statement as to the number of shares of common stock beneficially owned by the Lender and the name of the natural person thereof that has voting and dispositive control over the Escrowed Shares.

                       (c)        All fees and expenses incident to the performance of or compliance with the filing of the Registration Statement shall be borne by the Borrower whether or not any Registrable Securities are sold pursuant to the Registration Statement. In no event shall the Borrower be responsible for any broker or similar commissions or, except to the extent provided for hereunder, any legal fees or other costs of the Lender.

                       (d)        The Borrower shall indemnify and hold harmless the Lender, its officers, directors, agents and employees, and each person who controls the Lender (within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Lender furnished in writing to the Borrower by the Lender expressly for use therein, or to the extent that such information relates to the Lender or the Lender’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Lender expressly for use in the Registration Statement, or in any amendment or supplement thereto or (ii) the use by the Lender of an outdated or defective Registration Statement after the Borrower has notified the Lender in writing that the Registration Statement is outdated or defective.

                       (e)        The Lender shall indemnify and hold harmless the Borrower, its directors, officers, agents and employees, each person who controls the Borrower (within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the Lender’s failure to comply with the prospectus delivery requirements of the 1933 Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Lender to the Borrower specifically for inclusion in the Registration Statement or (ii) to the extent that such untrue statements or omissions are based solely upon information regarding the Lender furnished in writing to the Borrower by the Lender expressly for use therein, or (iii) to the extent that such information relates to the Lender or the Lender’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Lender expressly for use in the Registration Statement or in any amendment or supplement thereto or (z) the use by the Lender of an outdated or defective Registration Statement after the Borrower has notified the Lender in writing that the Registration Statement is outdated or defective. In no event shall the liability of the Lender hereunder be greater in amount than the dollar amount of the net proceeds received by the Lender upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                        (f)        If a claim for indemnification hereunder is unavailable to either the Borrower or the Lender (in each case, an “Indemnified Party” or “Indemnified Parties”, as applicable) (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this section, the Lender shall not be required to contribute amount greater than the dollar amount of the net proceeds received by the Lender upon the sale of the Registrable Securities giving rise to such contribution obligation.

            8.        Indemnity. The Borrower agrees to fully indemnify, defend and hold the Lender harmless from any and all losses, costs, charges, damages, penalties or expenses, of any nature whatsoever, that the Lender may suffer, sustain or incur as a consequence of any Event of Default (as defined in the Note).

            9.        Representations and Warranties. The Borrower represents and warrants to the Lender and agrees on the Effective Date as follows:

                       (a)        that the Borrower is a corporation duly organized, validly existing under the laws of the State of Nevada and has the power and authority to enter this Agreement and to conduct the business in which it is currently engaged and as contemplated by this Agreement;

                       (b)        that the Borrower shall do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where the failure to do so would not have a material adverse effect on the ability of the Borrower to perform its obligations hereunder;

                       (c)        that the Borrower has the power and authority and all licenses or permits necessary to execute, deliver and perform the transactions as contemplated by this Agreement;

                       (d)        that there is no known litigation or other proceeding pending or threatened against the Borrower before any court or administrative agency that might result in any material, adverse change in the condition of the Borrower;

                       (e)        that this Agreement and all other documents that are to be executed in connection with the transactions contemplated hereby have been duly authorized, executed and delivered and to the best of the Borrower’s knowledge constitute binding obligations enforceable in accordance with their respective terms, except to the extent that their enforcement may be limited by bankruptcy, reorganization, moratorium, insolvency or other similar laws affecting creditors’ rights generally, or be limited by the application by a court of equitable principals if equitable remedies are sought;

                       (f)        that to the best of the Borrower’s knowledge, the Loan Documents are not usurious under applicable law;

                       (g)        that no statement or information contained in this Agreement, or any other document, certificate or statement furnished or delivered by the Borrower to the Lender for use in connection with the transactions contemplated by this Agreement contained as of the date of such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make any statements contained herein or therein not materially misleading; and

                       (h)        that all of the representations and warranties of the Borrower contained in the Loan Documents remain true, correct and complete as of the date hereof.

            10.      Events of Default. Upon any Event of Default, then the Lender may, at its option, regard the same as a breach of the conditions of the Loan Documents and upon or after ten (10) days’ written notice to cure such event(s) of default to the Borrower, declare the indebtedness evidenced by the Loan Documents immediately due and payable, without further notice or demand, and the Lender shall be entitled to exercise remedies thereunder, and may, additionally or alternatively, avail itself of any other relief to which the Lender may be legally or equitably entitled. Upon any default under this Section 10 of this Agreement, the Lender shall be entitled to specific performance in addition to any other remedies as may be available to the Lender at law or in equity.

            11.      Attorneys Fees. If it becomes necessary for the Lender or the Borrower to engage legal counsel or to bring an action at law or other proceedings to enforce any of the terms, covenants or conditions of this Agreement or the Loan Documents, the non-prevailing party in such action shall pay all reasonable attorneys’ fees, as well as all cost and expenses, so incurred by the prevailing party.

            12.      Beneficiary. This Agreement is made for the sole protection and benefit of the Borrower and the Lender, and no other person or persons whomsoever shall have any right or action hereon. It is expressly intended that no broker or agent shall be a third party beneficiary of this Agreement. There are no representations, promises, warranties, understandings or agreements, express or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. The Borrower acknowledges that the execution and delivery of this Agreement is its voluntary act and deed and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by the Lender, its agents, officers, employees or representatives. No promise, representation, warranty or agreement made subsequent to the execution and delivery hereof by either party hereto, and no revocation, partial or otherwise, change, amendment, addition, alteration or modification of this Agreement, shall be valid unless the same shall be in writing signed by all of the parties hereto or by their duly authorized agent.

            13.      Governing Law; Jurisdiction and Venue. This Agreement and the Note and the rights and obligation of the parties hereunder and there under shall be construed in accordance with and be governed by the law of the State of Nevada, without regard to principles of conflicts of laws. Any legal action or proceeding against the Borrower with respect to this Agreement or the Note may be brought in the courts of the State of Arizona located in Maricopa County or in the United States Federal courts located in Maricopa County, and, by execution and delivery of this Agreement, each of the Borrower and the Lender hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

            14.      Waiver of Jury Trial. THE LENDER AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

            15.      No Waiver. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            16.      Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

            17.      Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            18.      Notices. Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by email or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address or number:

If to The Lender:	Turnstone Capital Inc.
25 Mason Complex, Stoney Ground
PO Box 193
Stoney Ground The Valley, British Anguilla

If to The Borrower:	The Alkaline Water Company Inc.
Attn: Richard A. Wright
7730 E. Greenway Road, Suite 203
Scottsdale, Arizona 85260

Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully to the number set out above, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

            18.      Amendment or Waiver. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Lender and the Borrower.

            19.      Entire Agreement. This Agreement, together with the other Loan Documents and all related exhibits and schedules, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. Each of the parties hereby acknowledges that this Agreement and other Agreements are each the result of mutual negotiation and therefore any ambiguity in their respective terms shall not be construed against the drafting party.

            IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the day and year first above written.

THE LENDER:

Turnstone Capital Inc.

By: /s/Yenny Martinez
Its: Director

THE BORROWER:

The Alkaline Water Company Inc.

By: /s/Richard A.Wright
Its: Vice-President, Secretary, Treasurer and Director

SCHEDULE A

CERTIFICATE OF SUBSCRIBER

Capitalized terms used but not otherwise defined in this certificate (the “Certificate”) shall have the meanings given to such terms in that certain loan agreement (the “Agreement”) between the undersigned and The Alkaline Water Company Inc. (the “Company”). In connection with the issuance of the Escrowed Shares to the undersigned, the undersigned hereby agrees, acknowledges, represents, warrants and covenants, as an integral part of the Agreement, that:

            1.          the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the 1933 Act (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

            2.          none of the Escrowed Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in compliance with any applicable state and foreign securities laws;

            3.          the undersigned understands and agrees that offers and sales of any of the Escrowed Shares prior to the expiration of a period of six months after the date of original issuance of the Escrowed Shares (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

            4.           the undersigned understands and agrees not to engage in any hedging transactions involving any of the Escrowed Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

            5.          the undersigned is acquiring the Escrowed Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

            6.          the undersigned has not acquired the Escrowed Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the 1933 Act) in the United States in respect of the Escrowed Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Escrowed Shares; provided, however, that the undersigned may sell or otherwise dispose of the Escrowed Shares pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

            7.        the Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

            8.          the undersigned was outside the United States when receiving and executing the agreement in connection with the issuance of the Escrowed Shares;

            9.          the undersigned understands and agrees that offers and sales of any of the Escrowed Shares shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

            11.        except as set out in the Agreement, the Company has not undertaken, and will have no obligation, to register any of the Escrowed Shares under the 1933;

            12.        the Company is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this Certificate, and the undersigned will hold harmless the Company from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, statements, representations and/or warranties made by the undersigned not being true and correct;

            13.        the undersigned has been advised to consult its own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Escrowed Shares and, with respect to applicable resale restrictions, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

            14.        the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Escrowed Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

            15.        the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Escrowed Shares under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

            16.        the undersigned (i) is able to fend for itself in connection with the acquisition of the Escrowed Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Escrowed Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

            17.        the undersigned has a pre-existing, substantive relationship with the Company (or a person acting on its behalf) that is sufficient to enable the Company (or a person acting on its behalf) to be aware of the undersigned’s financial circumstances or sophistication. This substantive relationship with the Company (or a person acting on its behalf) through which the undersigned is acquiring the Escrowed Shares predates the contact between the Company (or a person acting on its behalf) and the undersigned regarding the acquisition of the Escrowed Shares;

            18.        the undersigned is not aware of any advertisement of any of the Escrowed Shares and is not acquiring the Escrowed Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

            19.        no person has made to the undersigned any written or oral representations:

(a)	that any person will resell or repurchase any of the Escrowed Shares;

(b)	that any person will refund the purchase price of any of the Escrowed Shares;

(c)	as to the future price or value of any of the Escrowed Shares; or

(d)

that any of the Escrowed Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Escrowed Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTCQB operated by OTC Markets Group;

            20.        the undersigned is acquiring the Escrowed Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Escrowed Shares;

            21.        neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Escrowed Shares;

            22.        the Company shall refuse to register any transfer of Escrowed Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

            23.        the Escrowed Shares issued to the undersigned will bear the following legend:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”;

            24.        the address of the undersigned included herein is the sole address of the undersigned as of the date of this Certificate;

            25.        there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the undersigned and any other person or company, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the Escrowed Shares or the ownership thereof; and

            26.        no person or company has or will have any agreement or option or any right capable at any time of becoming an agreement to purchase or otherwise acquire the Escrowed Shares or require the undersigned to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Escrowed Shares other than under the Agreement.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

Date:________________________

   IN WITNESS WHEREOF, the undersigned have executed this Certificate of Subscriber.

Subscriber Information	Registration Instruction

Turnstone Capital Inc.
(Name of subscriber)	(Name to appear on the share certificate)

X /s/ Yenny Martinez
(Signature of authorized signatory)	(Address, including city and postal code)

Yenny Martinez, Director
(Name and title of authorized signatory)

2353194
(SSN, incorporation # or other tax identification #)

25 Mason Complex, Stoney Ground, PO Box 193
(Address, including city and postal code)

Stoney Ground The Valley, British Anguilla

+41 76 380 5466
(Telephone number)